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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                               September 3, 1997

                               -------------------


                            MONTEREY RESOURCES, INC.
           (Exact name of registrant as specified in its charter)


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
                 DELAWARE                                   1-23111                                  76-0511993
      (State or other jurisdiction of               (Commission File Number)           (I.R.S. Employer Identification Number)
      incorporation or organization)

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                              5201 TRUXTUN AVENUE
                         BAKERSFIELD, CALIFORNIA  93309
                         REIGSTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE:
                                  805-322-3992

         (Address of principal executive offices, including zip code)

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ITEM 5 -- OTHER EVENTS

         On August 28, 1997 a holder of Monterey Resources, Inc. (the "Company") common stock, par value $0.01, filed a purported class action complaint (the "Complaint") in the Delaware Court of Chancery, No. 15886--NC, seeking (i) to enjoin the merger of the Company and Texaco Inc. on the terms proposed and (ii) damages. Defendants named in the Complaint are Monterey and each of its directors. The plaintiff alleges numerous breaches of the duties of care and loyalty owed by the defendants to the purported class in connection with entering into the merger agreement with Texaco Inc.

         The defendants believe the Complaint is without merit and intend to
vigorously defend the action.   A copy of the Complaint is attached as an
exhibit to this Form 8-K and incorporated by reference.


ITEM 7 -- FINANCIALS AND EXHIBITS

   (c) - Exhibits

    EXHIBIT NUMBER                                DESCRIPTION
--------------------------   --------------------------------------------------------
         99.1                Complaint dated August 28, 1997 filed in the
                             Court of Chancery of the State of Delaware in and for
                             New Castle County, Civil Action No. 15886--NC.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Monterey Resources, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MONTEREY RESOURCES, INC.


                                                 /s/ TERRY ANDERSON
                                                 -----------------------------
                                                 Terry Anderson
                                                 General Counsel and Secretary



September 3, 1997





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                                 EXHIBIT INDEX

    EXHIBIT NUMBER                                DESCRIPTION
--------------------------   --------------------------------------------------------
         99.1                Complaint dated August 28, 1997 filed in the Court of
                             Chancery of the State of Delaware in and for New Castle
                             County, Civil Action No. 15886--NC.